EXHIBIT 99.2

                                  $785,618,000
                                Approximate(1)(4)
                                 GSAMP 2005-WMC1
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates

                Approximate     Expected       Initial      Estimated     Principal       S&P/
                 Principal       Credit     Pass-Through    Avg. Life      Payment       Moody's
Certificates   Balance(1) (4)   Support        Rate(5)      (yrs)(2)    Window(2)(3)     Ratings
------------   --------------   --------    -------------   ---------   -------------   ---------
A-1              $331,897,000      23.60%   LIBOR + [__]%        0.95   10/05 - 06/07   AAA / Aaa
A-2              $117,392,000      23.60%   LIBOR + [__]%        2.08   06/07 - 02/08   AAA / Aaa
A-3              $123,367,000      23.60%   LIBOR + [__]%        3.25   02/08 - 05/10   AAA / Aaa
A-4              $117,243,000      23.60%   LIBOR + [__]%        6.48   05/10 - 02/13   AAA / Aaa
M-1               $64,565,000      16.45%   LIBOR + [__]%        5.09   01/09 - 02/13   AA+ / Aa2
M-2               $20,769,000      14.15%   LIBOR + [__]%        5.04   01/09 - 02/13   AA / Aa3
M-6               $10,385,000       6.70%   LIBOR + [__]%        5.01   11/08 - 02/13   A- / Baa2
------------   --------------   --------    -------------   ---------   -------------   ---------
Total            $785,618,000

Non-Offered Certificates

M-3               $30,251,000      10.80%   LIBOR + [__]%      N/A           N/A           N/A
M-4               $13,093,000       9.35%   LIBOR + [__]%      N/A           N/A           N/A
M-5               $13,545,000       7.85%   LIBOR + [__]%      N/A           N/A           N/A
B-1                $7,676,000       5.85%   LIBOR + [__]%      N/A           N/A           N/A
B-2                $9,481,000       4.80%   LIBOR + [__]%      N/A           N/A           N/A
B-3                $7,676,000       3.95%   LIBOR + [__]%      N/A           N/A           N/A
B-4               $22,124,000       1.50%   LIBOR + [__]%      N/A           N/A           N/A

(1) The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled 1 month at 10% CPR.

(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.

(3) The last scheduled distribution date for the Certificates is the Distribution Date in September 2035.

(4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.

(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the pass-through rates of the Offered Certificates.

Selected Mortgage Pool Data(6)

                                                   Adjustable Rate     Fixed Rate      Aggregate
------------------------------------------------   ---------------    ------------    ------------
Scheduled Principal Balance:                          $748,116,912    $163,292,144    $911,409,056
Number of Mortgage Loans:                                    2,837           1,891           4,728
Average Scheduled Principal Balance:                      $263,700         $86,352        $192,768
Weighted Average Gross Coupon:                               6.763%          8.856%          7.138%
Weighted Average Net Coupon:(7)                              6.253%          8.346%          6.628%
Weighted Average Current FICO Score:                           643             651             645
Weighted Average Original LTV Ratio:                         80.60%          43.96%          74.03%
Weighted Average Combined Original LTV Ratio:(8)             80.60%          90.74%          82.41%
Weighted Average Stated Remaining Term (months):               359             246             339
Weighted Average Seasoning(months):                              1               1               1
Weighted Average Months to Roll: (9)                            26             N/A              26
Weighted Average Gross Margin:(9)                             6.33%            N/A            6.33%
Weighted Average Initial Rate Cap:(9)                         2.98%            N/A            2.98%
Weighted Average Periodic Rate Cap:(9)                        1.00%            N/A            1.00%
Weighted Average Gross Maximum Lifetime Rate:(9)             13.26%            N/A           13.26%

(6) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less Servicing Fee Rate and Trustee Fee Rate.

(8) Calculated using Original LTV with respect to first lien loans and Combined Original LTV with respect to second lien loans.

(9) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

o The mortgage loans in the transaction consist of sub-prime fixed rate and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated or acquired by WMC Mortgage Corp. ("WMC").

o Credit support for the Certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 1.50%, and excess spread.

o     The Mortgage Loans will be serviced by Litton Loan Servicing LP
      ("Litton").

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA05WM1" and on Bloomberg as "GSAMP 05-WMC1".

o This transaction will contain three one-month LIBOR interest rate corridor agreements (the "Class A Interest Rate Corridor", the "Class M-1, M-2, M-3 and M-4 Interest Rate Corridor" and the "Class M-5, M-6, B-1, B-2, B-3 and B-4 Interest Rate Corridor"). The Class A Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts on the Class A Certificates. The Class M-1, M-2, M-3 and M-4 Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts on the Class M-1, M-2, M-3 and M-4 Certificates pro rata by principal balance to the Class M-1, M-2, M-3 and M-4 Certificates. The Class M-5, M-6, B-1, B-2, B-3 and B-4 Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts pro rata by principal balance to the Class M-5, M-6, B-1, B-2, B-3 and B-4 Certificates. (See Appendix A for interest rate corridor details.)

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table

Expected Closing
Date:                   September 28, 2005

Cut-off Date:           September 1, 2005

Statistical
Calculation Date:       August 1, 2005

Expected Pricing
Date:                   On or before September 9, 2005

First Distribution
Date:                   October 25, 2005

Key Terms

Offered
Certificates:           Class A , Class M-1, Class M-2 and Class M-6
                        Certificates

Non-Offered
Certificates:           Class M-3, Class M-4, Class M-5, Class B-1, Class B-2,
                        Class B-3 and Class B-4 Certificates

Class A Certificates    Class A-1, Class A-2, Class A-3 and Class A-4
                        Certificates

Class M
Certificates:           Class M-1, Class M-2, Class M-3, Class M-4, Class M-5
                        and Class M-6 Certificates

Class B
Certificates:           Class B-1, Class B-2, Class B-3 and Class B-4
                        Certificates

LIBOR Certificates:     Class A, Class M and Class B Certificates

Depositor:              GS Mortgage Securities Corp.

Lead Manager:           Goldman, Sachs & Co.

Servicer:               Litton Loan Servicing LP

Trustee:                Deutsche Bank National Trust Company

Servicing Fee Rate:     50 bps

Trustee Fee Rate:       No more than 1 bp

Distribution Date:      25th day of the month or the following business day

Record Date:            For any Distribution Date, the last business day of the
                        Interest Accrual Period

Delay Days:             0 day delay on all Certificates

Prepayment Period:      The calendar month prior to the Distribution Date

Due Period:             The period commencing on the second day of the calendar
                        month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:              Actual/360 basis

Interest Accrual
Period: The prior Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment
Assumption:             Adjustable rate mortgage loans: CPR starting at 5% CPR
                        in the first month of the mortgage loan (i.e. loan age) and increasing to 28% CPR in month 12 (an approximate
                        2.091% increase per month), and remaining at 28% CPR thereafter.

                        Fixed rate mortgage loans: CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter.

Mortgage Loans:         The trust will consist of sub-prime, fixed rate and
                        adjustable rate, first and second lien residential mortgage loans.

Excess Spread:          The initial weighted average net coupon of the mortgage
                        pool will be greater than the interest payments on the Offered Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date rolled one month at 10% CPR:

                        Initial Gross WAC(1):                      7.1380%
                           Less Fees & Expenses(2):                0.5100%
                                                                   ------
                        Net WAC(1):                                6.6280%
                           Less Initial LIBOR Certificate Coupon
                              (Approx.)(3):                        4.1820%
                                                                   ------
                        Initial Excess Spread(1):                  2.4460%

                        (1) This amount will vary on each Distribution Date based on changes to the weighted average of the interest rates on the Mortgage Loans as well as any changes in day count.

                        (2)   Includes the Servicing Fee Rate and Trustee Fee
                              Rate.

                        (3) Assumes 1-month LIBOR equal to 3.86383%, initial marketing spreads and a 30-day month. This amount will vary on each Distribution Date based on changes to the weighted average of the pass-through rates on the LIBOR Certificates as well as any changes in day count.

Servicer Advancing:     Yes as to principal and interest, subject to
                        recoverability

Interest Rate
Corridor Provider       Goldman Sachs Capital Markets, L.P. The short-term
                        unsecured debt obligations of the guarantor of the Corridor Provider, The Goldman Sachs Group, Inc., are rated "P-1" by Moody's Investors Service Inc., "A-1" by
                        Standard & Poor's Ratings Group and "F1+" by Fitch
                        Ratings. The long-term unsecured debt obligations of the guarantor are rated "Aa3" by Moody's, "A+" by S&P and "AA-" by Fitch

Optional Clean-up
Call:                   The transaction has a 10% optional clean-up call.

Rating Agencies:        Standard & Poor's Ratings Services, a division of The
                        McGraw-Hill Companies, Inc. and Moody's Investors
                        Service, Inc. will rate all of the Offered Certificates.

Minimum
Denomination:           $25,000 with regard to each of the Offered Certificates

Legal Investment:       The Certificates will not be SMMEA eligible.

ERISA Eligible:         Underwriter's exemption is expected to apply to all
                        Offered Certificates. However, prospective purchasers should consult their own counsel.

Tax Treatment:          All Offered Certificates represent REMIC regular
                        interests and, to a limited extent, interests in certain notional principal contract payments including basis risk interest carryover payments pursuant to the payment priorities in the transaction; which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.

Prospectus:             The Offered Certificates will be offered pursuant to a
                        prospectus supplemented by a prospectus supplement
                        (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects.
                        Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                        PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

Structure of the LIBOR Certificates

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the LIBOR Certificates". Prior to the Step-down Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Step-down Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass Through-Rate attributable to the WAC Cap will be carried forward with interest at the applicable Pass Through-Rate (without regard to the WAC Cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 1.50% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.00% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the aggregate of the class certificate balances of the Class A Certificates have been reduced to zero and
(B) the later to occur of:

(x) the Distribution Date occurring in October 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 47.20%.

Class   Initial Credit Enhancement Percentage(1)    Step-Down Date Percentage
-----   ----------------------------------------    -------------------------
  A                                        23.60%                       47.20%
 M-1                                       16.45%                       32.90%
 M-2                                       14.15%                       28.30%
 M-3                                       10.80%                       21.60%
 M-4                                        9.35%                       18.70%
 M-5                                        7.85%                       15.70%
 M-6                                        6.70%                       13.40%
 B-1                                        5.85%                       11.70%
 B-2                                        4.80%                        9.60%
 B-3                                        3.95%                        7.90%
 B-4                                        1.50%                        3.00%

(1) Includes overcollateralization percentage.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 34.00% of the prior period's senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) or (ii) during such period, aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

     Distribution Dates                 Cumulative Realized Loss Percentage
-----------------------------      ---------------------------------------------
October 2007 - September 2008      1.40% for the first month, plus an additional
                                     1/12th of 1.70% for each month thereafter

October 2008 - September 2009      3.10% for the first month, plus an additional
                                     1/12th of 1.75% for each month thereafter

October 2009 - September 2010      4.85% for the first month, plus an additional
                                     1/12th of 1.40% for each month thereafter

October 2010 - September 2011      6.25% for the first month, plus an additional
                                     1/12th of 0.75% for each month thereafter

 October 2011 and thereafter                           7.00%

Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-3 Pass-Through Rate. The Class A-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-4 Pass-Through Rate. The Class A-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate. The Class B-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the Interest Accrual Period and
(ii) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and the Trustee Fee Rate.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, the supplemental interest amount for each class will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of Certificates at such Certificates' applicable pass-through rate (without regard to the WAC Cap) over interest due on such class of Certificates at a rate equal to their capped pass-through rate, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and
(iii) interest on the amount in clause (ii) at such Certificates' applicable pass-through rate (without regard to the WAC Cap).

Accrued Certificate Interest. For any Distribution Date and each class of LIBOR Certificates, equals the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or the Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by any prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing fees and the trustee fees.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Remittance Amount. On any Distribution Date, the sum of

(i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

(ii) the principal portion of all partial and full prepayments received during the related prepayment period,

(iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

(iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

(v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

(vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing fees and trustee fees) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 52.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 67.10% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 71.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 78.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 81.30% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date and (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 84.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date and (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.60% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date and
(H) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 88.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, (H) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date and (I) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 90.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, (H) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, (I) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date and (J) the class certificate balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 92.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, (H) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, (I) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, (J) the class certificate balance of the Class B-3 Certificates immediately prior to such Distribution Date and (K) the class certificate balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 97.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the LIBOR Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) concurrently, from the Interest Remittance Amounts to the Class A Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated pro rata based upon their respective class certificate balances,

(ii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iii) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the LIBOR Certificates.

On each Distribution Date (A) prior to the Step-down Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)      sequentially:

         (a) concurrently, to the Class R Certificates, pro-rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

         (b) to the Class A Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Step-down Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero,

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero, and

(xi) to the Class B-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate certificate principal balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata based on their respective class certificate balances.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

(i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest shortfall amount,

(ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest shortfall amount,

(iii) to the Class A Certificates, Basis Risk Carry Forward Amount to the Class A Certificates pro rata by their respective class certificate balance, and

(iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates any Basis Risk Carry Forward Amount for such classes, and

(v)      also, concurrently,

         (a) from any available Class A Interest Rate Corridor payments, to the Class A Certificates, up to their respective remaining Basis Risk Carry Forward Amounts,

         (b) from any available Class M-1, M-2, M-3 and M-4 Interest Rate Corridor payments, pro rata by class certificate balance to the Class M-1, M-2, M-3 and M-4 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts,

         (a) from any available Class M-5, M-6, B-1, B-2, B-3 and B-4 Interest Rate Corridor payments, pro rata by class certificate balance to the Class M-5, M-6, B-1, B-2, B-3 and B-4 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts.

Allocation of Realized Losses. All realized losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-4 Certificates, fourth to the Class B-3 Certificates, fifth to the Class B-2 Certificates, sixth to the Class B-1 Certificates, seventh to the Class M-6 Certificates, eighth to the Class M-5 Certificates, ninth to the Class M-4 Certificates, tenth to the Class M-3 Certificates, eleventh to the Class M-2 Certificates and twelfth to the Class M-1 Certificates. An allocation of any realized losses to a class of certificates on any Distribution Date will be made by reducing its class certificate balance, after taking into account all distributions made on such Distribution Date. Realized losses will not be allocated to Class A Certificates until the last scheduled Distribution Date.

Remaining Prepayment Penalty Term by Product Type(1)

Product           No Penalty   1-12 Months   13-24 Months   25-36 Months   37-48 Months   49-60 Months          Total
-------------   ------------   -----------   ------------   ------------   ------------   ------------   ------------
2 Year ARM      $156,189,685   $17,510,961   $322,277,854     $3,773,170             $0             $0   $499,751,671
2 Year ARM IO     37,933,126     3,793,620    141,156,468        353,600              0              0    183,236,814
3 Year ARM         7,074,503       409,513      3,082,522      8,924,221              0              0     19,490,758
3 Year ARM IO      2,585,920             0      2,475,520      5,303,469              0              0     10,364,909
5 Year ARM         5,348,476     1,345,117      1,256,794      6,343,645              0              0     14,294,032
5 Year ARM IO      3,212,841     3,532,167      2,447,235     11,411,041              0              0     20,603,284
6 Month LIBOR              0             0        375,445              0              0              0        375,445
Fixed             59,322,739    11,835,532     57,959,806     34,174,066              0              0    163,292,144
-------------   ------------   -----------   ------------   ------------   ------------   ------------   ------------
Total           $271,667,290   $38,426,910   $531,031,643    $70,283,212             $0             $0   $911,409,056
=============   ============   ===========   ============   ============   ============   ============   ============

Product         No Penalty    1-12 Months    13-24 Months    25-36 Months    37-48 Months    49-60 Months
-------------   ----------    -----------    ------------    ------------    ------------    ------------
2 Year ARM           17.14%          1.92%          35.36%           0.41%           0.00%           0.00%
2 Year ARM IO         4.16           0.42           15.49            0.04            0.00            0.00
3 Year ARM            0.78           0.04            0.34            0.98            0.00            0.00
3 Year ARM IO         0.28           0.00            0.27            0.58            0.00            0.00
5 Year ARM            0.59           0.15            0.14            0.70            0.00            0.00
5 Year ARM IO         0.35           0.39            0.27            1.25            0.00            0.00
6 Month LIBOR         0.00           0.00            0.04            0.00            0.00            0.00
Fixed                 6.51           1.30            6.36            3.75            0.00            0.00
-------------   ----------    -----------    ------------    ------------    ------------    ------------
Total                29.81%          4.22%          58.26%           7.71%           0.00%           0.00%
=============   ==========    ===========    ============    ============    ============    ============

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

Breakeven CDR Table for the Offered Subordinate Certificates

      The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o     1-month and 6-month Forward LIBOR curves as of August 30, 2005 are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par

o     Assumes bonds pay on 25th of month

                                  First Dollar of Loss           LIBOR Flat                 0% Return
                                  ---------------------     ---------------------     ---------------------
Class M-1   CDR (%)                               28.93                     29.35                     31.70
            Yield (%)                            4.7949                    4.2984                    0.0040
            WAL                                    3.91                      3.82                       3.6
            Modified Duration                     3.538                     3.475                      3.39
            Principal Window              Aug09 - Aug09             Jul09 - Jul09             May09 - May09
            Principal Writedown         28,297.03 (0.04%)      1,346,036.94 (2.08%)    11,183,994.62 (17.32%)
            Total Collat Loss     200,895,140.85 (22.25%)   202,534,563.10 (22.43%)   211,345,507.07 (23.40%)
---------   -------------------   ---------------------     ---------------------     ---------------------
Class M-2   CDR (%)                               24.67                     24.76                     25.41
            Yield (%)                            4.8337                    4.2937                    0.0078
            WAL                                    4.16                      4.16                      4.12
            Modified Duration                     3.741                      3.75                     3.804
            Principal Window              Nov09 - Nov09             Nov09 - Nov09             Nov09 - Nov09
            Principal Writedown          6,770.32 (0.03%)        514,848.02 (2.48%)     4,155,469.59 (20.01%)
            Total Collat Loss     183,029,512.77 (20.27%)   183,431,999.98 (20.31%)   186,304,921.57 (20.63%)
---------   -------------------   ---------------------     ---------------------     ---------------------
Class M-6   CDR (%)                               13.62                     13.72                     14.01
            Yield (%)                            5.5575                    4.3080                    0.0420
            WAL                                    5.24                      5.23                      5.09
            Modified Duration                     4.491                      4.50                     4.546
            Principal Window              Dec10 - Dec10             Dec10 - Dec10             Dec10 - Dec10
            Principal Writedown         65,127.68 (0.63%)        814,265.47 (7.84%)     2,981,214.98 (28.71%)
            Total Collat Loss     122,889,183.51 (13.61%)   123,549,689.03 (13.68%)   125,450,637.22 (13.89%)

Sensitivity Table for the Offered Certificates - To Maturity

      The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is not exercised

                           50 PPA  75 PPA  100 PPA  125 PPA  150 PPA  175 PPA
                           ------  ------  -------  -------  -------  -------
Class A-1  WAL               1.68    1.20     0.95     0.80     0.69     0.62
           First Prin Pay       1       1        1        1        1        1
           Last Prin Pay       40      27       21       17       15       13
-----------------------------------------------------------------------------
Class A-2  WAL               4.05    2.74     2.08     1.68     1.41     1.22
           First Prin Pay      40      27       21       17       15       13
           Last Prin Pay       58      39       29       24       20       17
-----------------------------------------------------------------------------
Class A-3  WAL               6.85    4.59     3.25     2.32     1.92     1.64
           First Prin Pay      58      39       29       24       20       17
           Last Prin Pay      113      76       56       33       27       23
-----------------------------------------------------------------------------
Class A-4  WAL              14.76   10.24     7.63     5.52     2.83     2.20
           First Prin Pay     113      76       56       33       27       23
           Last Prin Pay      335     253      190      155      125       31
-----------------------------------------------------------------------------
Class M-1  WAL              10.72    7.34     5.62     5.07     6.03     5.22
           First Prin Pay      59      39       40       46       54       46
           Last Prin Pay      305     220      171      134      111      103
-----------------------------------------------------------------------------
Class M-2  WAL              10.69    7.31     5.56     4.78     4.68     3.94
           First Prin Pay      59      39       40       44       49       42
           Last Prin Pay      287     204      158      123       99       82
-----------------------------------------------------------------------------
Class M-6  WAL              10.51    7.21     5.41     4.48     4.03     3.38
           First Prin Pay      59      39       38       39       41       34
           Last Prin Pay      245     177      131      102       82       68

Sensitivity Table for the Offered Certificates - To Call

      The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is exercised on the first possible date

                           50 PPA  75 PPA  100 PPA  125 PPA  150 PPA  175 PPA
                           ------  ------  -------  -------  -------  -------
Class A-1  WAL               1.68    1.20     0.95     0.80     0.69     0.62
           First Prin Pay       1       1        1        1        1        1
           Last Prin Pay       40      27       21       17       15       13
-----------------------------------------------------------------------------
Class A-2  WAL               4.05    2.74     2.08     1.68     1.41     1.22
           First Prin Pay      40      27       21       17       15       13
           Last Prin Pay       58      39       29       24       20       17
-----------------------------------------------------------------------------
Class A-3  WAL               6.85    4.59     3.25     2.32     1.92     1.64
           First Prin Pay      58      39       29       24       20       17
           Last Prin Pay      113      76       56       33       27       23
-----------------------------------------------------------------------------
Class A-4  WAL              13.03    8.79     6.48     4.64     2.67     2.20
           First Prin Pay     113      76       56       33       27       23
           Last Prin Pay      178     121       89       70       56       31
-----------------------------------------------------------------------------
Class M-1  WAL               9.91    6.67     5.09     4.66     4.65     3.90
           First Prin Pay      59      39       40       46       54       46
           Last Prin Pay      178     121       89       70       56       47
-----------------------------------------------------------------------------
Class M-2  WAL               9.91    6.67     5.04     4.39     4.36     3.68
           First Prin Pay      59      39       40       44       49       42
           Last Prin Pay      178     121       89       70       56       47
-----------------------------------------------------------------------------
Class M-6  WAL               9.91    6.67     5.01     4.18     3.78     3.18
           First Prin Pay      59      39       38       39       41       34
           Last Prin Pay      178     121       89       70       56       47

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) One and Six-month LIBOR increase in accordance with the LIBOR Forward Curves as of the close on August 30, 2005,
(ii) daycount convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.

         Distribution     Excess              Distribution    Excess               Distribution     Excess
Period       Date       Spread (%)   Period       Date       Spread (%)   Period       Date       Spread (%)
------   ------------   ----------   ------   ------------   ----------   ------   ------------   ----------
     1      Oct-05          2.8641       49      Oct-09          4.8089       97      Oct-13          4.6800
     2      Nov-05          2.1979       50      Nov-09          4.6519       98      Nov-13          4.5102
     3      Dec-05          2.3216       51      Dec-09          4.8084       99      Dec-13          4.6951
     4      Jan-06          2.0070       52      Jan-10          4.5986      100      Jan-14          4.5077
     5      Feb-06          1.9603       53      Feb-10          4.6352      101      Feb-14          4.5389
     6      Mar-06          2.3847       54      Mar-10          5.1320      102      Mar-14          5.0938
     7      Apr-06          1.9213       55      Apr-10          4.6348      103      Apr-14          4.5776
     8      May-06          2.0500       56      May-10          4.7903      104      May-14          4.7632
     9      Jun-06          1.8945       57      Jun-10          4.6620      105      Jun-14          4.5999
    10      Jul-06          2.0296       58      Jul-10          4.8250      106      Jul-14          4.7874
    11      Aug-06          1.8739       59      Aug-10          4.7354      107      Aug-14          4.6273
    12      Sep-06          1.8636       60      Sep-10          4.7578      108      Sep-14          4.6610
    13      Oct-06          1.9989       61      Oct-10          4.9182      109      Oct-14          4.8490
    14      Nov-06          1.8430       62      Nov-10          4.7453      110      Nov-14          4.6903
    15      Dec-06          1.9839       63      Dec-10          4.9067      111      Dec-14          4.8765
    16      Jan-07          1.7923       64      Jan-11          4.6968      112      Jan-15          4.7015
    17      Feb-07          1.8257       65      Feb-11          4.7399      113      Feb-15          4.7391
    18      Mar-07          2.2710       66      Mar-11          5.2497      114      Mar-15          5.2829
    19      Apr-07          1.8119       67      Apr-11          4.7450      115      Apr-15          4.7869
    20      May-07          1.9511       68      May-11          4.9050      116      May-15          4.9716
    21      Jun-07          1.8002       69      Jun-11          4.7320      117      Jun-15          4.8179
    22      Jul-07          1.9573       70      Jul-11          4.8938      118      Jul-15          5.0025
    23      Aug-07          1.8979       71      Aug-11          4.7261      119      Aug-15          4.8532
    24      Sep-07          3.6995       72      Sep-11          4.7513      120      Sep-15          4.8900
    25      Oct-07          4.0299       73      Oct-11          4.9199
    26      Nov-07          3.8844       74      Nov-11          4.7521
    27      Dec-07          4.0341       75      Dec-11          4.9179
    28      Jan-08          3.8687       76      Jan-12          4.7117
    29      Feb-08          3.9120       77      Feb-12          4.7536
    30      Mar-08          4.7761       78      Mar-12          5.1049
    31      Apr-08          4.5026       79      Apr-12          4.7728
    32      May-08          4.6593       80      May-12          4.9408
    33      Jun-08          4.4900       81      Jun-12          4.7749
    34      Jul-08          4.7017       82      Jul-12          4.9438
    35      Aug-08          4.5716       83      Aug-12          4.7798
    36      Sep-08          4.6152       84      Sep-12          4.8068
    37      Oct-08          4.7671       85      Oct-12          4.9776
    38      Nov-08          4.6041       86      Nov-12          4.8127
    39      Dec-08          4.7789       87      Dec-12          4.9814
    40      Jan-09          4.6136       88      Jan-13          4.7983
    41      Feb-09          4.6466       89      Feb-13          4.8237
    42      Mar-09          5.1397       90      Mar-13          4.9664
    43      Apr-09          4.6525       91      Apr-13          4.4353
    44      May-09          4.8122       92      May-13          4.6190
    45      Jun-09          4.6456       93      Jun-13          4.4468
    46      Jul-09          4.8047       94      Jul-13          4.6331
    47      Aug-09          4.6402       95      Aug-13          4.4632
    48      Sep-09          4.6492       96      Sep-13          4.4927

Available Funds Cap(1)(2) . The information in the following table has been prepared in accordance with the following assumptions (i) one and six-month LIBOR remain constant at 20.00%, (iii) daycount convention of actual/360 is applied, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

                                                     Class M-5,                                                         Class M-5,
                                       Class M-1,     M-6, B-1,                                           Class M-1,     M-6, B-1,
         Distribution                 M-2, M-3 and    B-2, B-3              Distribution                 M-2, M-3 and    B-2, B-3
Period       Date       Class A (%)     M-4 (%)      and B-4 (%)   Period       Date       Class A (%)     M-4 (%)      and B-4 (%)
------   ------------   -----------   ------------   -----------   ------   ------------   -----------   ------------   -----------
     1      Oct-05          10.7509        10.7364       10.7364       49      Oct-09          14.0023        11.5448       11.5448
     2      Nov-05          10.0000        10.0000       10.0000       50      Nov-09          13.5650        11.1860       11.1860
     3      Dec-05          10.0000        10.0000       10.0000       51      Dec-09          14.0152        11.5570       11.5570
     4      Jan-06          10.0000        10.0000       10.0000       52      Jan-10          13.5849        11.2048       11.2048
     5      Feb-06          10.0000        10.0000       10.0000       53      Feb-10          13.5968        11.2160       11.2160
     6      Mar-06          10.0000        10.0000       10.0000       54      Mar-10          15.0511        12.4153       12.4153
     7      Apr-06          10.0000        10.0000       10.0000       55      Apr-10          13.5921        11.2115       11.2115
     8      May-06          10.0000        10.0000       10.0000       56      May-10          14.0454        11.5854       11.5854
     9      Jun-06          10.0000        10.0000       10.0000       57      Jun-10          13.6374        11.2543       11.2543
    10      Jul-06          10.0000        10.0000       10.0000       58      Jul-10          14.1044        11.6413       11.6413
    11      Aug-06          10.0000        10.0000       10.0000       59      Aug-10          13.7475        11.3525       11.3525
    12      Sep-06          10.0000        10.0000       10.0000       60      Sep-10          13.7450        11.3500       11.3500
    13      Oct-06          10.0000        10.0000       10.0000       61      Oct-10          14.2005        11.7257       11.7257
    14      Nov-06          10.0000        10.0000       10.0000       62      Nov-10          13.7426        11.3474       11.3474
    15      Dec-06          10.0000        10.0000       10.0000       63      Dec-10          14.2096        11.7341       11.7341
    16      Jan-07          10.0000        10.0000       10.0000       64      Jan-11          13.7508        11.3550       11.3550
    17      Feb-07          10.0000        10.0000       10.0000       65      Feb-11          13.7695        11.3727       11.3727
    18      Mar-07          10.0000        10.0000       10.0000       66      Mar-11          15.2419        12.5883       12.5883
    19      Apr-07          10.0000        10.0000       10.0000       67      Apr-11          13.7643        11.3675       11.3675
    20      May-07          10.0000        10.0000       10.0000       68      May-11          14.2213        11.7445       11.7445
    21      Jun-07          10.0000        10.0000       10.0000       69      Jun-11          13.7684        11.3712       11.3712
    22      Jul-07          10.0000        10.0000       10.0000       70      Jul-11          14.2269        11.7496       11.7496
    23      Aug-07          10.0000        10.0000       10.0000       71      Aug-11          12.2550        11.3828       11.3828
    24      Sep-07          10.0000        10.0000       10.0000       72      Sep-11          12.0422        11.3802       11.3802
    25      Oct-07          10.0000        10.0000       10.0000       73      Oct-11          12.4593        11.7568       11.7568
    26      Nov-07          10.0000        10.0000       10.0000       74      Nov-11          12.0732        11.3749       11.3749
    27      Dec-07          10.0000        10.0000       10.0000       75      Dec-11          12.4967        11.7554       11.7554
    28      Jan-08          10.0000        10.0000       10.0000       76      Jan-12          12.1125        11.3756       11.3756
    29      Feb-08          10.0000        10.0000       10.0000       77      Feb-12          12.1380        11.3807       11.3807
    30      Mar-08          10.3565        10.0000       10.0000       78      Mar-12          12.9942        12.1627       12.1627
    31      Apr-08          10.0000        10.0000       10.0000       79      Apr-12          12.1742        11.3754       11.3754
    32      May-08          10.1409        10.0000       10.0000       80      May-12          12.5996        11.7518       11.7518
    33      Jun-08          10.0000        10.0000       10.0000       81      Jun-12          12.2148        11.3720       11.3720
    34      Jul-08          10.2816        10.0000       10.0000       82      Jul-12          12.6439        11.7494       11.7494
    35      Aug-08          10.0630        10.0000       10.0000       83      Aug-12          12.2610        11.3716       11.3716
    36      Sep-08          10.7498        10.0000       10.0000       84      Sep-12          12.2824        11.3689       11.3689
    37      Oct-08          30.1196        10.3610       10.3610       85      Oct-12          12.7146        11.7451       11.7451
    38      Nov-08          12.7814        10.0328       10.0328       86      Nov-12          12.3271        11.3635       11.3635
    39      Dec-08          13.1313        10.3663       10.3663       87      Dec-12          12.7622        11.7396       11.7396
    40      Jan-09          12.6669        10.0603       10.0603       88      Jan-13          12.3747        11.3582       11.3582
    41      Feb-09          12.6450        10.1045       10.1045       89      Feb-13          12.3995        11.3555       11.3555
    42      Mar-09          14.6212        11.8452       11.8452       90      Mar-13          13.7564        12.5692       12.5692
    43      Apr-09          13.1997        10.7553       10.7553       91      Apr-13          12.4515        11.3502       11.3502
    44      May-09          13.5788        11.1194       11.1194       92      May-13          12.8946        11.7258       11.7258
    45      Jun-09          13.1149        10.7592       10.7592       93      Jun-13          12.5066        11.3448       11.3448
    46      Jul-09          13.5798        11.1442       11.1442       94      Jul-13          12.9533        11.7202       11.7202
    47      Aug-09          13.1719        10.8132       10.8132       95      Aug-13          12.5651        11.3395       11.3395
    48      Sep-09          13.5205        11.1439       11.1439       96      Sep-13          12.5957        11.3368       11.3368

                                                     Class M-5,
                                       Class M-1,     M-6, B-1,
         Distribution                 M-2, M-3 and    B-2, B-3
Period       Date       Class A (%)     M-4 (%)      and B-4 (%)
------   ------------   -----------   ------------   -----------
    97      Oct-13          10.7364        11.7119       11.7119
    98      Nov-13          10.0000        11.3315       11.3315
    99      Dec-13          10.0000        11.7064       11.7064
   100      Jan-14          10.0000        11.3261       11.3261
   101      Feb-14          10.0000        11.3234       11.3234
   102      Mar-14          10.0000        12.5337       12.5337
   103      Apr-14          10.0000        11.3181       11.3181
   104      May-14          10.0000        11.6926       11.6926
   105      Jun-14          10.0000        11.3127       11.3127
   106      Jul-14          10.0000        11.6871       11.6871
   107      Aug-14          10.0000        11.3074       11.3074
   108      Sep-14          10.0000        11.3047       11.3047
   109      Oct-14          10.0000        11.6788       11.6788
   110      Nov-14          10.0000        11.2994       11.2994
   111      Dec-14          10.0000        11.6733       11.6733
   112      Jan-15          10.0000        11.2941       11.2941
   113      Feb-15          10.0000        11.2914       11.2914
   114      Mar-15          10.0000        12.4983       12.4983
   115      Apr-15          10.0000        11.2861       11.2861
   116      May-15          10.0000        11.6595       11.6595
   117      Jun-15          10.0000        11.2808       11.2808
   118      Jul-15          10.0000        11.6541       11.6541
   119      Aug-15          10.0000        11.2755       11.2755
   120      Sep-15          10.0000        11.2728       11.2728

Notes:

(1) Annualized coupon based on total interest paid to the certificates including accrued certificate interest, unpaid interest amount and basis risk carry forward amount divided by current class certificate balance

(2)   Includes proceeds received from the related interest rate corridor

                                   Appendix A

This transaction will contain three one-month LIBOR interest rate corridor agreements (the "Class A Interest Rate Corridor", the "Class M-1, M-2, M-3 and M-4 Interest Rate Corridor" and the "Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Interest Rate Corridor"). The Class A Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts to the Class A Certificates. The Class M-1, M-2, M-3 and M-4 Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts to the Class M-1, M-2, M-3 and M-4 Certificates pro rata by principal balance to the Class M-1, M-2, M-3 and M-4 Certificates in the manner described herein. The Class M-5, M-6, B-1, B-2, B-3 and B-4 Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts pro rata by principal balance to the Class M-5, M-6, B-1, B-2, B-3 and B-4 Certificates in the manner described herein.

Interest Rate Corridor                                         Ceiling (%)
------------------------------------------------------------   -----------
Class A Interest Rate Corridor                                      9.8054
Class M-1, M-2, M-3 and M-4 Interest Rate Corridor                  9.4519
Class M-5, M-6, B-1, B-2, B-3 and B-4 Interest Rate Corridor        8.7736

                 The Interest Rate Corridor Strike Rate Schedule

                                                                                                      Class M-5, M-6,
                                                          Class M-1, M-2,                              B-1, B-2, B-3
                  Class A                                   M-3 and M-4                                   and B-4
               Interest Rate                               Interest Rate                               Interest Rate
Distribution      Corridor                 Distribution      Corridor                  Distribution      Corridor
   Period         Notional       Strike       Period         Notional        Strike       Period         Notional        Strike
  (months)      Balance ($)     Rate (%)     (months)       Balance ($)     Rate (%)     (months)       Balance ($)     Rate (%)
------------   --------------   --------   ------------   ---------------   --------   ------------   ---------------   --------
           1   689,899,000.00     6.5635              1    128,678,000.00     6.0798              1     70,887,000.00     5.4015
           2   682,288,498.32     6.3470              2    128,678,000.00     5.8661              2     70,887,000.00     5.1878
           3   673,072,876.43     6.5671              3    128,678,000.00     6.0802              3     70,887,000.00     5.4019
           4   662,265,118.56     6.3518              4    128,678,000.00     5.8671              4     70,887,000.00     5.1888
           5   649,886,747.09     6.3548              5    128,678,000.00     5.8676              5     70,887,000.00     5.1893
           6   635,967,870.90     7.0604              6    128,678,000.00     6.5556              6     70,887,000.00     5.8773
           7   620,547,371.57     6.3625              7    128,678,000.00     5.8689              7     70,887,000.00     5.1906
           8   603,672,840.63     6.5860              8    128,678,000.00     6.0837              8     70,887,000.00     5.4054
           9   585,400,485.77     6.3728              9    128,678,000.00     5.8707              9     70,887,000.00     5.1924
          10   565,796,018.07     6.5986             10    128,678,000.00     6.0863             10     70,887,000.00     5.4080
          11   544,996,911.96     6.3866             11    128,678,000.00     5.8735             11     70,887,000.00     5.1952
          12   524,752,510.25     6.3941             12    128,678,000.00     5.8748             12     70,887,000.00     5.1965
          13   505,048,251.23     6.6220             13    128,678,000.00     6.0905             13     70,887,000.00     5.4122
          14   485,869,745.46     6.4103             14    128,678,000.00     5.8776             14     70,887,000.00     5.1993
          15   467,202,937.29     6.6392             15    128,678,000.00     6.0932             15     70,887,000.00     5.4149
          16   449,034,171.98     6.4280             16    128,678,000.00     5.8806             16     70,887,000.00     5.2023
          17   431,350,182.93     6.4373             17    128,678,000.00     5.8819             17     70,887,000.00     5.2036
          18   414,138,010.33     7.1587             18    128,678,000.00     6.5723             18     70,887,000.00     5.8940
          19   397,385,064.45     6.4575             19    128,678,000.00     5.8847             19     70,887,000.00     5.2064
          20   381,079,108.69     6.6903             20    128,678,000.00     6.1005             20     70,887,000.00     5.4222
          21   365,208,198.83     6.4795             21    128,678,000.00     5.8873             21     70,887,000.00     5.2090
          22   349,760,726.99     6.7311             22    128,678,000.00     6.1194             22     70,887,000.00     5.4411
          23   334,726,244.38     6.6181             23    128,678,000.00     5.9996             23     70,887,000.00     5.3213
          24   320,094,560.47     8.4712             24    128,678,000.00     7.7659             24     70,887,000.00     7.0876
          25   305,937,008.98     8.9660             25    128,678,000.00     8.2241             25     70,887,000.00     7.5458
          26   292,158,097.12     8.7100             26    128,678,000.00     7.9619             26     70,887,000.00     7.2836
          27   278,746,177.74     9.0261             27    128,678,000.00     8.2453             27     70,887,000.00     7.5670
          28   265,689,973.81     8.7737             28    128,678,000.00     7.9852             28     70,887,000.00     7.3069
          29   252,981,430.63     8.8352             29    128,678,000.00     8.0228             29     70,887,000.00     7.3445
          30             0.00     0.0000             30    128,678,000.00     9.2564             30     70,887,000.00     8.5781
          31   228,584,697.63     9.5825             31    128,678,000.00     8.6821             31     70,887,000.00     8.0038
          32             0.00     0.0000             32    128,678,000.00     8.9967             32     70,887,000.00     8.3184
          33   205,481,508.88     9.6519             33    128,678,000.00     8.6895             33     70,887,000.00     8.0112
                                                     34    128,678,000.00     9.0637             34     70,887,000.00     8.3854
                                                     35    128,678,000.00     8.8235             35     70,887,000.00     8.1452
                                                     36    128,678,000.00     9.4215             36     70,887,000.00     8.7432

                       The Mortgage Loans - All Collateral

Selected Mortgage Loan Data

Scheduled Principal Balance:                                       $911,409,056
Number of Mortgage Loans:                                                 4,728
Average Scheduled Principal Balance:                                   $192,768
Weighted Average Gross Coupon:                                            7.138%
Weighted Average Net Coupon:                                              6.628%
Weighted Average Current FICO Score:                                        645
Weighted Average Original LTV Ratio:                                      74.03%
Weighted Average Combined Original LTV Ratio:                             82.41%
Weighted Average Stated Remaining Term (months):                            339
Weighted Average Seasoning(months):                                           1
Weighted Average Months to Roll:                                             26
Weighted Average Gross Margin:                                             6.33%
Weighted Average Initial Rate Cap:                                         2.98%
Weighted Average Periodic Rate Cap:                                        1.00%
Weighted Average Gross Maximum Lifetime Rate:                             13.26%

                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Current Principal Balance           Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
$50,000 & Below                        689   $22,568,993       2.48%    10.227%       643     $32,756     97.48%   55.18%     95.25%
$50,001 - $75,000                      546    34,271,759       3.76      9.578        648      62,769     94.12    47.47      97.80
$75,001 - $100,000                     427    37,259,182       4.09      8.878        644      87,258     90.54    52.87      94.27
$100,001 - $125,000                    396    44,486,859       4.88      7.975        636     112,341     84.27    55.48      93.71
$125,001 - $150,000                    314    43,173,959       4.74      7.508        642     137,497     83.15    55.57      94.23
$150,001 - $200,000                    479    84,316,984       9.25      7.219        630     176,027     81.00    53.12      92.97
$200,001 - $250,000                    434    97,411,862      10.69      6.841        637     224,451     79.74    47.77      94.77
$250,001 - $300,000                    412   113,184,765      12.42      6.737        642     274,720     80.39    43.42      96.61
$300,001 - $350,000                    302    98,176,318      10.77      6.670        640     325,087     80.62    34.38      95.77
$350,001 - $400,000                    258    96,491,107      10.59      6.631        647     373,997     81.10    40.62      94.66
$400,001 & Above                       471   240,067,267      26.34      6.684        657     509,697     81.38    39.57      95.40
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               4,728  $911,409,056     100.00%     7.138%       645    $192,768     82.41%   44.49%     95.12%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Current Rate

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Current Rate                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
4.99% & Below                            2      $584,000       0.06%     4.938%       696    $292,000     80.00%   27.40%    100.00%
5.00 - 5.49%                            62    19,741,681       2.17      5.351        676     318,414     79.02    54.57      94.20
5.50 - 5.99%                           424   126,643,140      13.90      5.809        671     298,687     79.58    51.83      95.07
6.00 - 6.49%                           566   157,907,231      17.33      6.262        656     278,988     79.86    48.39      95.64
6.50 - 6.99%                           987   261,320,914      28.67      6.749        645     264,763     80.39    39.74      96.44
7.00 - 7.49%                           418    95,691,090      10.50      7.244        641     228,926     81.09    40.62      92.57
7.50 - 7.99%                           433    95,229,699      10.45      7.740        618     219,930     81.84    38.42      92.92
8.00 - 8.49%                           134    26,714,416       2.93      8.230        593     199,361     81.17    47.63      88.89
8.50 - 8.99%                           249    32,483,261       3.56      8.783        594     130,455     86.33    58.49      92.79
9.00% & Above                        1,453    95,093,622      10.43     10.237        644      65,446     97.60    43.64      98.22
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               4,728  $911,409,056     100.00%     7.138%       645    $192,768     82.41%   44.49%     95.12%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Credit Score

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Credit Score                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
740 & Above                            208   $48,238,273       5.29%     6.638%       763    $231,915     82.69%   35.12%     83.04%
720 - 739                              168    38,699,704       4.25      6.683        729     230,355     82.28    37.98      93.56
700 - 719                              251    55,563,424       6.10      6.902        709     221,368     83.34    32.10      87.54
680 - 699                              453    84,858,579       9.31      6.898        689     187,326     83.16    36.99      92.33
660 - 679                              562   115,058,684      12.62      7.059        670     204,731     83.45    38.41      96.03
640 - 659                              720   137,473,017      15.08      7.113        649     190,935     83.38    40.75      95.16
620 - 639                              762   135,501,195      14.87      7.227        629     177,823     82.94    46.07      97.17
600 - 619                              749   129,916,988      14.25      7.166        610     173,454     82.71    48.22      97.34
580 - 599                              418    72,608,937       7.97      7.168        590     173,706     82.03    60.94      98.91
560 - 579                              166    33,915,242       3.72      7.595        569     204,309     80.04    59.68      98.21
540 - 559                              119    26,638,452       2.92      7.779        550     223,853     76.92    60.67      98.85
520 - 539                               77    16,066,966       1.76      8.247        529     208,662     75.01    51.82      99.18
500 - 519                               75    16,869,594       1.85      8.297        510     224,928     75.70    61.57     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               4,728  $911,409,056     100.00%     7.138%       645    $192,768     82.41%   44.49%     95.12%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Lien                                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1                                    3,195  $815,324,772      89.46%     6.782%       643    $255,188     80.42%   44.75%     94.82%
2                                    1,533    96,084,283      10.54     10.158        656      62,677     99.31    42.29      97.68
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               4,728  $911,409,056     100.00%     7.138%       645    $192,768     82.41%   44.49%     95.12%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Combined Original LTV

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Combined Original LTV               Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
60.00% & Below                         133   $22,068,562       2.42%     7.095%       594    $165,929     49.31%   40.50%     96.82%
60.01 - 70.00%                         182    40,168,568       4.41      7.129        596     220,706     66.59    41.95      91.07
70.01 - 80.00%                       2,097   546,413,949      59.95      6.608        654     260,569     79.31    42.04      95.87
80.01 - 85.00%                         221    59,815,643       6.56      6.961        618     270,659     84.36    42.44      97.34
85.01 - 90.00%                         386    98,220,144      10.78      7.195        632     254,456     89.60    53.22      89.83
90.01 - 95.00%                         286    53,542,285       5.87      7.650        634     187,211     94.44    60.82      92.64
95.01 - 100.00%                      1,423    91,179,904      10.00     10.084        657      64,076     99.91    43.64      97.75
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               4,728  $911,409,056     100.00%     7.138%       645    $192,768     82.41%   44.49%     95.12%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Original LTV

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Original LTV                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
60.00% & Below                       1,663  $118,015,693      12.95%     9.585%       645     $70,966     90.05%   41.89%     97.52%
60.01 - 70.00%                         182    40,168,568       4.41      7.129        596     220,706     66.59    41.95      91.07
70.01 - 80.00%                       2,096   546,370,053      59.95      6.607        654     260,673     79.31    42.03      95.87
80.01 - 85.00%                         219    59,546,348       6.53      6.947        617     271,901     84.36    42.64      97.33
85.01 - 90.00%                         356    96,511,433      10.59      7.141        632     271,100     89.59    53.96      89.76
90.01 - 95.00%                         198    48,575,760       5.33      7.364        633     245,332     94.43    63.08      92.02
95.01 - 100.00%                         14     2,221,200       0.24      7.902        653     158,657     99.01    65.22     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               4,728  $911,409,056     100.00%     7.138%       645    $192,768     82.41%   44.49%     95.12%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Documentation

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Documentation                       Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Full                                 2,306  $405,509,055      44.49%     7.096%       635    $175,850     83.01%  100.00%     95.64%
Stated                               1,887   386,199,845      42.37      7.261        656     204,663     81.25     0.00      95.19
Limited                                535   119,700,156      13.13      6.885        639     223,739     84.13     0.00      93.17
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               4,728  $911,409,056     100.00%     7.138%       645    $192,768     82.41%   44.49%     95.12%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                             Distribution by Purpose

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Purpose                             Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Purchase                             2,855  $497,440,315      54.58%     7.211%       663    $174,235     83.85%   40.56%     93.72%
Cashout Refi                         1,737   387,794,158      42.55      7.057        623     223,255     80.62    48.68      96.91
Rate/Term Refi                         136    26,174,583       2.87      6.940        628     192,460     81.73    57.24      95.40
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               4,728  $911,409,056     100.00%     7.138%       645    $192,768     82.41%   44.49%     95.12%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                            Distribution by Occupancy

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Occupancy                           Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Owner Occupied                       4,498  $866,969,694      95.12%     7.141%       643    $192,746     82.41%   44.73%    100.00%
Second Home                            122    22,507,386       2.47      6.860        698     184,487     83.24    37.67       0.00
Investor                               108    21,931,976       2.41      7.322        672     203,074     81.70    41.95       0.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               4,728  $911,409,056     100.00%     7.138%       645    $192,768     82.41%   44.49%     95.12%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Property Type

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Property Type                       Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Single Family                        3,386  $648,197,158      71.12%     7.136%       642    $191,434     82.31%   45.64%     96.19%
PUD                                    693   126,533,648      13.88      7.228        646     182,588     83.27    44.94      93.49
Condo                                  448    81,292,286       8.92      7.055        657     181,456     82.96    40.44      92.71
2 Family                               162    42,048,936       4.61      7.143        655     259,561     81.23    32.93      92.02
3-4 Family                              39    13,337,027       1.46      6.879        678     341,975     79.75    45.69      83.40
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               4,728  $911,409,056     100.00%     7.138%       645    $192,768     82.41%   44.49%     95.12%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                              Distribution by State

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
State                               Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
AL                                       2      $121,439       0.01%     7.807%       660     $60,720     94.50%  100.00%    100.00%
AR                                      13     1,174,390       0.13      8.073        618      90,338     91.95   100.00     100.00
AZ                                     173    24,997,171       2.74      7.399        646     144,492     83.69    39.57      86.96
CA                                   1,897   484,227,381      53.13      6.995        650     255,260     81.92    38.24      95.95
CO                                      38     4,660,927       0.51      7.475        631     122,656     84.42    61.91     100.00
CT                                      73    12,880,922       1.41      7.172        629     176,451     80.17    46.65      95.22
DC                                      34     5,818,204       0.64      7.191        633     171,124     77.29    70.79      94.85
DE                                       9     1,384,316       0.15      7.548        568     153,813     86.16    80.69      89.13
FL                                     327    47,729,507       5.24      7.397        637     145,962     82.96    61.24      91.14
GA                                      63     5,870,015       0.64      7.692        632      93,175     83.47    50.16      95.48
IA                                       1        78,600       0.01      5.750        698      78,600     79.72   100.00     100.00
ID                                      31     3,392,849       0.37      7.348        632     109,447     83.23    60.74      91.67
IL                                     169    26,504,616       2.91      7.196        640     156,832     84.14    55.47      97.07
IN                                      25     1,720,525       0.19      7.538        618      68,821     85.82    64.18     100.00
KS                                       7       894,119       0.10      8.295        606     127,731     86.25    83.00     100.00
KY                                       5       433,625       0.05      7.158        637      86,725     84.75    45.62      74.20
LA                                      33     2,386,057       0.26      8.215        628      72,305     83.52    48.29      97.99
MA                                      90    16,933,355       1.86      7.039        661     188,148     82.62    46.01      96.70
MD                                     177    32,283,993       3.54      7.289        638     182,395     83.09    53.33      97.33
ME                                      12     1,776,144       0.19      7.492        652     148,012     78.70    37.62      94.67
MI                                      27     2,508,682       0.28      7.515        613      92,914     86.09    93.26     100.00
MN                                      24     3,762,330       0.41      7.391        626     156,764     85.06    73.85      87.51
MO                                      28     2,197,206       0.24      7.840        609      78,472     84.34    70.38     100.00
MS                                      19     1,665,599       0.18      7.654        634      87,663     85.32    63.21     100.00
MT                                      11     1,396,593       0.15      7.557        609     126,963     85.82    51.81     100.00
NC                                      36     3,218,399       0.35      7.533        627      89,400     84.19    79.14      94.27
ND                                       3       186,713       0.02      8.184        638      62,238     88.48     0.00     100.00
NE                                       4       283,607       0.03      7.241        630      70,902     83.97    46.80     100.00
NH                                      16     2,809,086       0.31      7.316        659     175,568     83.66    27.54      84.35
NJ                                     141    31,124,459       3.41      7.142        632     220,741     81.28    51.97      96.57
NM                                      17     2,124,743       0.23      7.682        631     124,985     83.21    58.12     100.00
NV                                     101    17,895,773       1.96      7.144        657     177,186     82.43    43.48      80.58
NY                                     219    49,747,599       5.46      7.125        649     227,158     83.03    40.83      96.16
OH                                      26     2,556,890       0.28      7.577        613      98,342     81.20    66.90      92.72
OK                                      15     1,477,383       0.16      6.985        651      98,492     83.71    69.69     100.00
OR                                      18     2,231,940       0.24      7.473        617     123,997     85.10    54.91      93.29
PA                                      49     4,479,069       0.49      7.691        610      91,410     82.79    85.72      93.87
RI                                      26     4,329,131       0.47      6.817        628     166,505     81.41    54.25     100.00
SC                                      17     1,635,978       0.18      8.222        626      96,234     82.64    27.47     100.00
SD                                       1       123,335       0.01      6.300        712     123,335     75.00   100.00       0.00
TN                                      41     3,373,549       0.37      7.671        623      82,282     83.08    59.26      91.98
TX                                     286    25,303,504       2.78      7.651        634      88,474     83.51    61.77      95.16
UT                                      17     2,529,703       0.28      7.340        616     148,806     84.83    51.16      84.20
VA                                     210    39,051,077       4.28      7.408        644     185,958     82.76    39.70      99.13
VT                                       3       447,450       0.05      7.360        668     149,150     76.05    68.59     100.00
WA                                     173    26,849,985       2.95      6.955        637     155,202     83.36    47.11      90.46
WI                                      12     1,403,936       0.15      7.509        627     116,995     89.17    96.48      86.20
WV                                       5       381,276       0.04      7.151        674      76,255     82.51    51.54     100.00
WY                                       4     1,045,903       0.11      6.255        620     261,476     82.45     7.59     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               4,728  $911,409,056     100.00%     7.138%       645    $192,768     82.41%   44.49%     95.12%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                               Distribution by Zip

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Zip                                 Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
94591                                   12    $4,276,244       0.47%     7.044%       647    $356,354     85.81%   75.78%    100.00%
92376                                   21     3,898,222       0.43      6.909        658     185,630     80.20    14.80     100.00
91344                                    9     3,884,444       0.43      6.912        684     431,605     80.29    53.02     100.00
93550                                   23     3,857,752       0.42      6.965        659     167,728     82.33    45.75     100.00
90650                                   13     3,796,569       0.42      7.119        612     292,044     81.15    19.76     100.00
92336                                   16     3,693,486       0.41      7.265        619     230,843     81.63    30.00     100.00
93551                                   15     3,627,965       0.40      7.560        602     241,864     82.13    50.87      92.07
92335                                   17     3,498,717       0.38      7.047        664     205,807     82.70    47.00      87.14
91342                                   13     3,445,142       0.38      7.516        638     265,011     84.21    43.37     100.00
94565                                   11     3,377,863       0.37      6.743        632     307,078     84.45    31.57     100.00
Other                                4,578   874,052,652      95.90      7.139        645     190,925     82.41    44.61      95.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               4,728  $911,409,056     100.00%     7.138%       645    $192,768     82.41%   44.49%     95.12%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Remaining Months To Maturity        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1 - 180                              1,558  $100,556,847      11.03%     9.967%       656     $64,542     97.98%   42.98%     97.48%
181 - 240                               30     1,986,375       0.22      8.639        635      66,212     82.22    74.50     100.00
241 - 360                            3,140   808,865,833      88.75      6.783        643     257,601     80.48    44.61      94.82
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               4,728  $911,409,056     100.00%     7.138%       645    $192,768     82.41%   44.49%     95.12%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                        Distribution by Amortization Type

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Amortization Type                   Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
2 Year ARM                           2,009  $499,751,671      54.83%     6.968%       632    $248,756     80.38%   40.40%     94.08%
2 Year ARM IO                          586   183,236,814      20.10      6.367        667     312,691     81.33    50.87      97.35
Fixed                                1,891   163,292,144      17.92      8.856        651      86,352     90.74    44.60      96.01
5 Year ARM IO                           60    20,603,284       2.26      6.043        696     343,388     81.32    64.82      97.23
3 Year ARM                              88    19,490,758       2.14      6.490        639     221,486     79.40    61.42      91.02
5 Year ARM                              56    14,294,032       1.57      6.404        665     255,251     78.89    48.59      91.98
3 Year ARM IO                           36    10,364,909       1.14      6.273        669     287,914     81.97    49.41     100.00
6 Mo LIBOR ARM                           2       375,445       0.04      8.240        508     187,722     61.83    52.11     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               4,728  $911,409,056     100.00%     7.138%       645    $192,768     82.41%   44.49%     95.12%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Initial Periodic Cap

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Initial Periodic Cap                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
0.51 - 1.00%                            16    $3,230,980       0.35%     7.368%       620    $201,936     81.74%   80.14%    100.00%
1.01 - 1.50%                           124    28,734,920       3.15      7.145        622     231,733     81.66    57.34      97.20
1.51 - 2.00%                             2       696,614       0.08      7.292        651     348,307     87.81   100.00     100.00
2.51 - 3.00%                         2,639   696,098,657      76.38      6.764        643     263,774     80.53    43.21      94.75
4.51 - 5.00%                            55    19,229,802       2.11      6.031        696     349,633     80.97    62.31      97.03
6.01 & Above%                            1       125,939       0.01      9.550        532     125,939     90.00   100.00     100.00
N/A                                  1,891   163,292,144      17.92      8.856        651      86,352     90.74    44.60      96.01
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               4,728  $911,409,056     100.00%     7.138%       645    $192,768     82.41%   44.49%     95.12%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Periodic Cap

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Periodic Cap                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
0.51 - 1.00%                         2,826  $745,861,632      81.84%     6.762%       643    $263,928     80.60%   44.43%     94.92%
1.01 - 1.50%                             2       515,747       0.06      6.990        587     257,873     83.43    30.12     100.00
1.51 - 2.00%                             8     1,466,280       0.16      6.967        663     183,285     79.34    77.47     100.00
2.51 - 3.00%                             1       273,254       0.03      6.500        632     273,254     75.00     0.00     100.00
N/A                                  1,891   163,292,144      17.92      8.856        651      86,352     90.74    44.60      96.01
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               4,728  $911,409,056     100.00%     7.138%       645    $192,768     82.41%   44.49%     95.12%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Months to Rate Reset

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Months To Rate Reset                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1 - 12                                   5    $1,025,807       0.11%     7.758%       648    $205,161     73.60%   47.50%    100.00%
13 - 24                              2,512   662,831,422      72.73      6.803        641     263,866     80.65    43.51      95.08
25 - 36                                124    29,886,612       3.28      6.414        649     241,021     80.29    57.30      94.14
49 & Above                             196    54,373,071       5.97      6.442        666     277,414     80.25    49.00      93.45
N/A                                  1,891   163,292,144      17.92      8.856        651      86,352     90.74    44.60      96.01
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               4,728  $911,409,056     100.00%     7.138%       645    $192,768     82.41%   44.49%     95.12%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                        Distribution by Life Maximum Rate

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Life Maximum Rate                   Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
11.99% & Below                          64   $20,087,468       2.20%     5.352%       676    $313,867     79.23%   53.24%     94.30%
12.00 - 12.49%                         399   121,924,489      13.38      5.807        671     305,575     79.74    52.05      94.88
12.50 - 12.99%                         513   145,319,501      15.94      6.262        654     283,274     80.02    48.53      96.28
13.00 - 13.49%                         887   239,301,205      26.26      6.746        646     269,787     80.51    38.91      96.39
13.50 - 13.99%                         354    84,156,108       9.23      7.248        639     237,729     81.35    40.20      92.97
14.00 - 14.49%                         361    84,040,976       9.22      7.743        618     232,800     82.00    37.58      92.76
14.50 - 14.99%                         112    24,472,351       2.69      8.232        585     218,503     80.91    47.21      89.04
15.00 - 15.49%                         108    21,926,428       2.41      8.769        562     203,022     82.70    61.24      92.37
15.50 - 15.99%                          18     3,343,508       0.37      9.116        554     185,750     82.48    62.76     100.00
16.00% & Above                          21     3,544,876       0.39      9.745        534     168,804     79.08    67.61      96.29
N/A                                  1,891   163,292,144      17.92      8.856        651      86,352     90.74    44.60      96.01
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               4,728  $911,409,056     100.00%     7.138%       645    $192,768     82.41%   44.49%     95.12%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                             Distribution by Margin

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Margin                              Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
4.99% & Below                          123   $26,796,775       2.94%     6.674%       643    $217,860     82.05%   63.10%     96.32%
5.00 - 5.49%                           202    55,864,042       6.13      6.137        665     276,555     79.12    51.00      93.67
5.50 - 5.99%                           493   141,350,124      15.51      6.222        654     286,714     78.94    48.15      96.88
6.00 - 6.49%                           796   225,557,213      24.75      6.634        649     283,363     79.97    41.33      95.19
6.50 - 6.99%                           611   154,606,152      16.96      6.905        641     253,038     80.86    40.82      95.74
7.00 - 7.49%                           308    73,668,205       8.08      7.333        629     239,182     81.69    40.30      93.36
7.50 - 7.99%                           170    38,293,210       4.20      7.709        614     225,254     84.17    40.81      88.83
8.00 - 8.49%                           126    30,527,128       3.35      8.085        596     242,279     85.30    53.67      92.61
8.50 - 8.99%                             7     1,323,224       0.15      8.422        614     189,032     93.60    89.43     100.00
9.50% & Above                            1       130,839       0.01      6.750        676     130,839     95.00     0.00       0.00
N/A                                  1,891   163,292,144      17.92      8.856        651      86,352     90.74    44.60      96.01
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               4,728  $911,409,056     100.00%     7.138%       645    $192,768     82.41%   44.49%     95.12%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                       The Adjustable Rate Mortgage Loans

Selected Mortgage Loan Data

Scheduled Principal Balance:                                       $748,116,912
Number of Mortgage Loans:                                                 2,837
Average Scheduled Principal Balance:                                   $263,700
Weighted Average Gross Coupon:                                            6.763%
Weighted Average Net Coupon:                                              6.253%
Weighted Average Current FICO Score:                                        643
Weighted Average Original LTV Ratio:                                      80.60%
Weighted Average Combined Original LTV Ratio:                             80.60%
Weighted Average Stated Remaining Term (months):                            359
Weighted Average Seasoning(months):                                           1
Weighted Average Months to Roll:                                             26
Weighted Average Gross Margin:                                             6.33%
Weighted Average Initial Rate Cap:                                         2.98%
Weighted Average Periodic Rate Cap:                                        1.00%
Weighted Average Gross Maximum Lifetime Rate:                             13.26%

                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Current Principal Balance           Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
$50,000 & Below                         11      $500,228       0.07%     8.467%       617     $45,475     80.94%   72.54%     71.28%
$50,001 - $75,000                       82     5,222,447       0.70      7.492        617      63,688     78.44    74.55      93.02
$75,001 - $100,000                     151    13,348,887       1.78      7.323        623      88,403     80.41    69.27      91.90
$100,001 - $125,000                    225    25,392,902       3.39      7.058        622     112,857     78.55    63.35      91.15
$125,001 - $150,000                    226    31,164,122       4.17      7.044        637     137,894     80.19    61.14      93.35
$150,001 - $200,000                    397    69,973,066       9.35      6.937        627     176,255     79.67    53.96      93.25
$200,001 - $250,000                    389    87,357,343      11.68      6.804        638     224,569     80.16    46.85      94.41
$250,001 - $300,000                    387   106,369,408      14.22      6.725        642     274,856     80.33    43.12      96.67
$300,001 - $350,000                    286    92,997,707      12.43      6.674        640     325,167     80.62    34.89      95.88
$350,001 - $400,000                    244    91,262,094      12.20      6.631        647     374,025     81.14    40.51      94.36
$400,001 & Above                       439   224,528,709      30.01      6.675        656     511,455     81.29    40.12      95.60
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,837  $748,116,912     100.00%     6.763%       643    $263,700     80.60%   44.47%     94.93%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Current Rate

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Current Rate                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
4.99% & Below                            2      $584,000       0.08%     4.938%       696    $292,000     80.00%   27.40%    100.00%
5.00 - 5.49%                            61    19,350,131       2.59      5.353        676     317,215     79.20    53.65      94.08
5.50 - 5.99%                           400   122,220,489      16.34      5.807        671     305,551     79.74    52.17      94.89
6.00 - 6.49%                           510   144,999,972      19.38      6.263        654     284,314     79.98    48.42      96.27
6.50 - 6.99%                           893   240,204,427      32.11      6.747        646     268,986     80.55    38.99      96.40
7.00 - 7.49%                           349    83,033,939      11.10      7.247        640     237,920     81.23    39.78      92.87
7.50 - 7.99%                           364    84,719,449      11.32      7.743        617     232,746     82.06    38.16      92.82
8.00 - 8.49%                           110    23,956,823       3.20      8.238        587     217,789     80.77    45.96      88.80
8.50 - 8.99%                           109    22,159,298       2.96      8.770        563     203,296     82.83    61.65      92.45
9.00% & Above                           39     6,888,384       0.92      9.440        543     176,625     80.73    65.26      98.09
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,837  $748,116,912     100.00%     6.763%       643    $263,700     80.60%   44.47%     94.93%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Credit Score

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Credit Score                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
740 & Above                            131   $40,071,253       5.36%     6.292%       762    $305,887     80.67%   35.88%     83.50%
720 - 739                              106    32,522,171       4.35      6.354        729     306,813     80.89    38.36      92.87
700 - 719                              148    46,129,271       6.17      6.545        709     311,684     81.55    33.24      86.74
680 - 699                              243    67,952,399       9.08      6.477        689     279,640     80.85    38.14      92.30
660 - 679                              312    92,459,561      12.36      6.599        670     296,345     81.23    36.71      95.41
640 - 659                              398   109,907,931      14.69      6.632        649     276,151     80.87    39.18      95.20
620 - 639                              403   104,011,392      13.90      6.694        630     258,093     80.77    47.14      96.70
600 - 619                              443   106,016,792      14.17      6.736        610     239,316     81.02    48.56      97.20
580 - 599                              271    62,267,628       8.32      6.855        590     229,770     80.85    59.03      98.85
560 - 579                              140    30,772,213       4.11      7.553        569     219,802     80.29    59.07      98.03
540 - 559                              109    25,156,399       3.36      7.760        550     230,793     77.38    59.97      98.98
520 - 539                               65    14,881,023       1.99      8.220        528     228,939     75.36    50.04      99.12
500 - 519                               68    15,968,876       2.13      8.294        510     234,836     75.97    60.16     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,837  $748,116,912     100.00%     6.763%       643    $263,700     80.60%   44.47%     94.93%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Lien                                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1                                    2,837  $748,116,912     100.00%     6.763%       643    $263,700     80.60%   44.47%     94.93%
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,837  $748,116,912     100.00%     6.763%       643    $263,700     80.60%   44.47%     94.93%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Combined Original LTV

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Combined Original LTV               Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
60.00% & Below                          90   $16,813,633       2.25%     7.083%       582    $186,818     50.24%   33.69%     97.09%
60.01 - 70.00%                         140    33,640,254       4.50      7.118        594     240,288     66.50    42.02      91.34
70.01 - 80.00%                       1,919   511,178,157      68.33      6.588        655     266,377     79.33    42.01      96.07
80.01 - 85.00%                         196    53,886,526       7.20      6.954        617     274,931     84.36    44.06      97.05
85.01 - 90.00%                         304    85,620,138      11.44      7.148        630     281,645     89.59    52.88      89.30
90.01 - 95.00%                         177    45,063,203       6.02      7.357        632     254,594     94.47    61.58      91.86
95.01 - 100.00%                         11     1,915,001       0.26      7.764        649     174,091     98.85    72.69     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,837  $748,116,912     100.00%     6.763%       643    $263,700     80.60%   44.47%     94.93%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Original LTV

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Original LTV                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
60.00% & Below                          90   $16,813,633       2.25%     7.083%       582    $186,818     50.24%   33.69%     97.09%
60.01 - 70.00%                         140    33,640,254       4.50      7.118        594     240,288     66.50    42.02      91.34
70.01 - 80.00%                       1,919   511,178,157      68.33      6.588        655     266,377     79.33    42.01      96.07
80.01 - 85.00%                         196    53,886,526       7.20      6.954        617     274,931     84.36    44.06      97.05
85.01 - 90.00%                         304    85,620,138      11.44      7.148        630     281,645     89.59    52.88      89.30
90.01 - 95.00%                         177    45,063,203       6.02      7.357        632     254,594     94.47    61.58      91.86
95.01 - 100.00%                         11     1,915,001       0.26      7.764        649     174,091     98.85    72.69     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,837  $748,116,912     100.00%     6.763%       643    $263,700     80.60%   44.47%     94.93%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Documentation

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Documentation                       Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Full                                 1,389  $332,684,595      44.47%     6.737%       634    $239,514     81.41%  100.00%     95.17%
Stated                               1,103   315,742,755      42.21      6.853        655     286,258     79.03     0.00      95.35
Limited                                345    99,689,562      13.33      6.564        639     288,955     82.83     0.00      92.81
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,837  $748,116,912     100.00%     6.763%       643    $263,700     80.60%   44.47%     94.93%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                             Distribution by Purpose

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Purpose                             Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Purchase                             1,535  $402,311,352      53.78%     6.665%       663    $262,092     80.98%   41.02%     93.27%
Cashout Refi                         1,225   326,964,323      43.70      6.881        621     266,910     80.08    48.36      96.93
Rate/Term Refi                          77    18,841,236       2.52      6.794        620     244,691     81.42    50.61      95.73
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,837  $748,116,912     100.00%     6.763%       643    $263,700     80.60%   44.47%     94.93%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                            Distribution by Occupancy

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Occupancy                           Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Owner Occupied                       2,674  $710,198,337      94.93%     6.753%       641    $265,594     80.52%   44.58%    100.00%
Investor                                89    19,450,820       2.60      7.358        673     218,549     82.66    43.34       0.00
Second Home                             74    18,467,755       2.47      6.524        694     249,564     81.32    41.30       0.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,837  $748,116,912     100.00%     6.763%       643    $263,700     80.60%   44.47%     94.93%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Property Type

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Property Type                       Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Single Family                        2,039  $531,833,117      71.09%     6.774%       640    $260,830     80.54%   45.49%     95.98%
PUD                                    403   105,642,941      14.12      6.784        646     262,141     81.22    45.68      93.05
Condo                                  265    65,862,891       8.80      6.598        654     248,539     80.70    40.06      93.85
2 Family                               104    34,293,376       4.58      6.828        657     329,744     80.01    32.69      91.52
3-4 Family                              26    10,484,586       1.40      6.796        679     403,253     78.59    46.59      78.88
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,837  $748,116,912     100.00%     6.763%       643    $263,700     80.60%   44.47%     94.93%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                              Distribution by State

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
State                               Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
AR                                      10    $1,044,417       0.14%     7.947%       617    $104,442     92.47%  100.00%    100.00%
AZ                                     105    20,906,480       2.79      6.986        644     199,109     82.09    41.48      86.39
CA                                   1,205   410,501,486      54.87      6.623        649     340,665     80.04    38.90      95.94
CO                                      20     3,501,108       0.47      7.072        631     175,055     81.88    56.88     100.00
CT                                      47    10,587,924       1.42      6.837        631     225,275     79.81    47.03      94.18
DC                                      21     4,767,602       0.64      6.812        631     227,029     73.75    66.49      93.71
DE                                       6     1,215,036       0.16      7.434        560     202,506     86.19    82.24     100.00
FL                                     206    39,669,135       5.30      7.050        634     192,569     81.16    62.56      91.32
GA                                      31     4,208,031       0.56      7.266        630     135,743     81.32    48.67     100.00
ID                                      18     2,862,890       0.38      7.020        631     159,049     81.18    61.40      90.82
IL                                     107    22,081,241       2.95      6.927        639     206,367     83.11    55.24      96.96
IN                                      16     1,501,353       0.20      7.174        615      93,835     84.65    63.23     100.00
KS                                       5       772,475       0.10      8.682        594     154,495     89.58    80.32     100.00
KY                                       2       219,469       0.03      7.149        597     109,734     82.46    43.54     100.00
LA                                      15     1,539,743       0.21      7.597        635     102,650     80.25    44.63     100.00
MA                                      51    13,125,504       1.75      6.589        659     257,363     80.18    44.25      95.74
MD                                     111    26,596,381       3.56      6.974        636     239,607     81.61    54.01      97.05
ME                                       7       974,955       0.13      6.975        608     139,279     75.25    64.54      90.28
MI                                      15     2,039,498       0.27      7.096        611     135,967     84.89    91.71     100.00
MN                                      13     2,967,600       0.40      7.058        628     228,277     85.46    73.34      87.34
MO                                      14     1,530,318       0.20      7.321        612     109,308     82.41    68.14     100.00
MS                                      10     1,277,244       0.17      7.268        628     127,724     82.97    62.45     100.00
MT                                       7     1,274,078       0.17      7.347        604     182,011     84.52    52.65     100.00
NC                                      16     1,857,243       0.25      7.283        616     116,078     83.53    81.60      90.07
ND                                       2       159,956       0.02      7.462        642      79,978     86.55     0.00     100.00
NE                                       2       226,887       0.03      6.418        630     113,444     79.96    46.80     100.00
NH                                      10     2,456,996       0.33      6.803        659     245,700     81.64    28.28      85.69
NJ                                      94    25,161,096       3.36      6.975        629     267,671     80.32    49.52      96.34
NM                                       9     1,690,905       0.23      7.123        629     187,878     80.55    55.00     100.00
NV                                      65    15,241,743       2.04      6.749        656     234,488     80.36    40.27      77.74
NY                                     116    34,771,167       4.65      6.730        649     299,751     81.75    40.41      95.58
OH                                      10     1,560,793       0.21      7.598        586     156,079     77.37    46.74      89.21
OK                                       5       814,196       0.11      6.263        658     162,839     80.00    67.14     100.00
OR                                      10     1,740,729       0.23      7.100        624     174,073     82.13    49.27      93.12
PA                                      28     3,444,577       0.46      7.462        600     123,021     81.87    88.44      92.04
RI                                      15     3,086,846       0.41      6.398        633     205,790     80.17    48.51     100.00
SC                                       9     1,363,290       0.18      7.637        627     151,477     80.46    22.25     100.00
TN                                      27     2,712,168       0.36      7.415        625     100,451     82.46    60.42      92.87
TX                                     128    17,568,203       2.35      7.223        631     137,252     80.75    64.42      94.50
UT                                       9     1,868,990       0.25      6.639        613     207,666     82.48    44.98      87.25
VA                                     116    31,443,469       4.20      6.875        641     271,064     80.12    40.86      99.00
VT                                       2       386,072       0.05      6.783        670     193,036     72.24    63.59     100.00
WA                                     110    23,208,376       3.10      6.637        635     210,985     81.70    45.63      89.50
WI                                       8     1,116,432       0.15      7.394        632     139,554     88.41    95.57      82.64
WV                                       2       259,691       0.03      6.638        672     129,845     80.00    43.09     100.00
WY                                       2       813,119       0.11      6.247        596     406,560     84.11     7.81     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,837  $748,116,912     100.00%     6.763%       643    $263,700     80.60%   44.47%     94.93%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                               Distribution by Zip

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Zip                                 Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
94591                                    8    $3,837,160       0.51%     6.703%       645    $479,645     84.31%   75.62%    100.00%
91344                                    6     3,534,882       0.47      6.552        686     589,147     78.50    51.42     100.00
90650                                   10     3,419,517       0.46      7.009        609     341,952     82.10    21.94     100.00
93550                                   15     3,412,377       0.46      6.556        658     227,492     80.08    45.26     100.00
92336                                   11     3,345,350       0.45      6.929        617     304,123     79.82    33.13     100.00
93551                                   11     3,344,581       0.45      7.320        598     304,053     80.62    51.39      91.40
92376                                   13     3,194,494       0.43      6.572        660     245,730     78.30    15.90     100.00
94565                                    8     3,143,615       0.42      6.519        633     392,952     83.40    31.69     100.00
22193                                    9     2,912,330       0.39      6.822        635     323,592     82.51    30.07     100.00
94533                                    7     2,855,412       0.38      6.360        655     407,916     87.10    32.61     100.00
Other                                2,739   715,117,193      95.59      6.764        643     261,087     80.55    44.68      94.74
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,837  $748,116,912     100.00%     6.763%       643    $263,700     80.60%   44.47%     94.93%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Remaining Months To Maturity        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
241 - 360                            2,837  $748,116,912     100.00%     6.763%       643    $263,700     80.60%   44.47%     94.93%
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,837  $748,116,912     100.00%     6.763%       643    $263,700     80.60%   44.47%     94.93%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                        Distribution by Amortization Type

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Amortization Type                   Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
2 Year ARM                           2,009  $499,751,671      66.80%     6.968%       632    $248,756     80.38%   40.40%     94.08%
2 Year ARM IO                          586   183,236,814      24.49      6.367        667     312,691     81.33    50.87      97.35
5 Year ARM IO                           60    20,603,284       2.75      6.043        696     343,388     81.32    64.82      97.23
3 Year ARM                              88    19,490,758       2.61      6.490        639     221,486     79.40    61.42      91.02
5 Year ARM                              56    14,294,032       1.91      6.404        665     255,251     78.89    48.59      91.98
3 Year ARM IO                           36    10,364,909       1.39      6.273        669     287,914     81.97    49.41     100.00
6 Mo LIBOR ARM                           2       375,445       0.05      8.240        508     187,722     61.83    52.11     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,837  $748,116,912     100.00%     6.763%       643    $263,700     80.60%   44.47%     94.93%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Initial Periodic Cap

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Initial Periodic Cap                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
0.51 - 1.00%                            16    $3,230,980       0.43%     7.368%       620    $201,936     81.74%   80.14%    100.00%
1.01 - 1.50%                           124    28,734,920       3.84      7.145        622     231,733     81.66    57.34      97.20
1.51 - 2.00%                             2       696,614       0.09      7.292        651     348,307     87.81   100.00     100.00
2.51 - 3.00%                         2,639   696,098,657      93.05      6.764        643     263,774     80.53    43.21      94.75
4.51 - 5.00%                            55    19,229,802       2.57      6.031        696     349,633     80.97    62.31      97.03
6.01 & Above%                            1       125,939       0.02      9.550        532     125,939     90.00   100.00     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,837  $748,116,912     100.00%     6.763%       643    $263,700     80.60%   44.47%     94.93%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Periodic Cap

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Periodic Cap                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
0.51 - 1.00%                         2,826  $745,861,632      99.70%     6.762%       643    $263,928     80.60%   44.43%     94.92%
1.01 - 1.50%                             2       515,747       0.07      6.990        587     257,873     83.43    30.12     100.00
1.51 - 2.00%                             8     1,466,280       0.20      6.967        663     183,285     79.34    77.47     100.00
2.51 - 3.00%                             1       273,254       0.04      6.500        632     273,254     75.00     0.00     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,837  $748,116,912     100.00%     6.763%       643    $263,700     80.60%   44.47%     94.93%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Months to Rate Reset

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Months To Rate Reset                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1 - 12                                   5    $1,025,807       0.14%     7.758%       648    $205,161     73.60%   47.50%    100.00%
13 - 24                              2,512   662,831,422      88.60      6.803        641     263,866     80.65    43.51      95.08
25 - 36                                124    29,886,612       3.99      6.414        649     241,021     80.29    57.30      94.14
49 & Above                             196    54,373,071       7.27      6.442        666     277,414     80.25    49.00      93.45
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,837  $748,116,912     100.00%     6.763%       643    $263,700     80.60%   44.47%     94.93%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                        Distribution by Life Maximum Rate

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Life Maximum Rate                   Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
11.99% & Below                          64   $20,087,468       2.69%     5.352%       676    $313,867     79.23%   53.24%     94.30%
12.00 - 12.49%                         399   121,924,489      16.30      5.807        671     305,575     79.74    52.05      94.88
12.50 - 12.99%                         513   145,319,501      19.42      6.262        654     283,274     80.02    48.53      96.28
13.00 - 13.49%                         887   239,301,205      31.99      6.746        646     269,787     80.51    38.91      96.39
13.50 - 13.99%                         354    84,156,108      11.25      7.248        639     237,729     81.35    40.20      92.97
14.00 - 14.49%                         361    84,040,976      11.23      7.743        618     232,800     82.00    37.58      92.76
14.50 - 14.99%                         112    24,472,351       3.27      8.232        585     218,503     80.91    47.21      89.04
15.00 - 15.49%                         108    21,926,428       2.93      8.769        562     203,022     82.70    61.24      92.37
15.50 - 15.99%                          18     3,343,508       0.45      9.116        554     185,750     82.48    62.76     100.00
16.00% & Above                          21     3,544,876       0.47      9.745        534     168,804     79.08    67.61      96.29
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,837  $748,116,912     100.00%     6.763%       643    $263,700     80.60%   44.47%     94.93%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                             Distribution by Margin

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Margin                              Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
4.99% & Below                          123   $26,796,775       3.58%     6.674%       643    $217,860     82.05%   63.10%     96.32%
5.00 - 5.49%                           202    55,864,042       7.47      6.137        665     276,555     79.12    51.00      93.67
5.50 - 5.99%                           493   141,350,124      18.89      6.222        654     286,714     78.94    48.15      96.88
6.00 - 6.49%                           796   225,557,213      30.15      6.634        649     283,363     79.97    41.33      95.19
6.50 - 6.99%                           611   154,606,152      20.67      6.905        641     253,038     80.86    40.82      95.74
7.00 - 7.49%                           308    73,668,205       9.85      7.333        629     239,182     81.69    40.30      93.36
7.50 - 7.99%                           170    38,293,210       5.12      7.709        614     225,254     84.17    40.81      88.83
8.00 - 8.49%                           126    30,527,128       4.08      8.085        596     242,279     85.30    53.67      92.61
8.50 - 8.99%                             7     1,323,224       0.18      8.422        614     189,032     93.60    89.43     100.00
9.50% & Above                            1       130,839       0.02      6.750        676     130,839     95.00     0.00       0.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,837  $748,116,912     100.00%     6.763%       643    $263,700     80.60%   44.47%     94.93%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          The Fixed Rate Mortgage Loans

Selected Mortgage Loan Data

Scheduled Principal Balance:                                       $163,292,144
Number of Mortgage Loans:                                                 1,891
Average Scheduled Principal Balance:                                    $86,352
Weighted Average Gross Coupon:                                            8.856%
Weighted Average Net Coupon:                                              8.346%
Weighted Average Current FICO Score:                                        651
Weighted Average Original LTV Ratio:                                      43.96%
Weighted Average Combined Original LTV Ratio:                             90.74%
Weighted Average Stated Remaining Term (months):                            246
Weighted Average Seasoning(months):                                           1

                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Current Principal Balance           Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
$50,000 & Below                        678   $22,068,765      13.51%    10.267%       644     $32,550     97.86%   54.79%     95.79%
$50,001 - $75,000                      464    29,049,312      17.79      9.953        654      62,606     96.94    42.60      98.66
$75,001 - $100,000                     276    23,910,295      14.64      9.747        656      86,632     96.20    43.71      95.60
$100,001 - $125,000                    171    19,093,957      11.69      9.194        655     111,661     91.89    45.01      97.11
$125,001 - $150,000                     88    12,009,838       7.35      8.712        657     136,475     90.84    41.12      96.52
$150,001 - $200,000                     82    14,343,918       8.78      8.594        646     174,926     87.53    49.06      91.59
$200,001 - $250,000                     45    10,054,520       6.16      7.163        630     223,434     76.06    55.75      97.95
$250,001 - $300,000                     25     6,815,357       4.17      6.929        641     272,614     81.33    48.23      95.72
$300,001 - $350,000                     16     5,178,610       3.17      6.602        643     323,663     80.63    25.23      93.83
$350,001 - $400,000                     14     5,229,013       3.20      6.635        639     373,501     80.38    42.67     100.00
$400,001 & Above                        32    15,538,559       9.52      6.809        669     485,580     82.56    31.59      92.56
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,891  $163,292,144     100.00%     8.856%       651     $86,352     90.74%   44.60%     96.01%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Current Rate

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Current Rate                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
5.00 - 5.49%                             1      $391,550       0.24%     5.250%       642    $391,550     70.00%  100.00%    100.00%
5.50 - 5.99%                            24     4,422,651       2.71      5.868        669     184,277     75.36    42.59     100.00
6.00 - 6.49%                            56    12,907,259       7.90      6.247        677     230,487     78.52    48.07      88.55
6.50 - 6.99%                            94    21,116,488      12.93      6.774        641     224,643     78.57    48.26      96.81
7.00 - 7.49%                            69    12,657,151       7.75      7.230        644     183,437     80.10    46.13      90.57
7.50 - 7.99%                            69    10,510,250       6.44      7.713        626     152,322     80.08    40.49      93.73
8.00 - 8.49%                            24     2,757,593       1.69      8.158        651     114,900     84.67    62.11      89.61
8.50 - 8.99%                           140    10,323,963       6.32      8.809        661      73,743     93.86    51.72      93.52
9.00% & Above                        1,414    88,205,239      54.02     10.299        652      62,380     98.92    41.96      98.23
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,891  $163,292,144     100.00%     8.856%       651     $86,352     90.74%   44.60%     96.01%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Credit Score

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Credit Score                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
740 & Above                             77    $8,167,020       5.00%     8.336%       769    $106,065     92.64%   31.43%     80.81%
720 - 739                               62     6,177,533       3.78      8.415        729      99,638     89.61    35.95      97.19
700 - 719                              103     9,434,152       5.78      8.650        709      91,594     92.11    26.51      91.45
680 - 699                              210    16,906,180      10.35      8.587        689      80,506     92.43    32.37      92.46
660 - 679                              250    22,599,122      13.84      8.941        669      90,396     92.56    45.36      98.56
640 - 659                              322    27,565,086      16.88      9.031        649      85,606     93.36    47.00      95.03
620 - 639                              359    31,489,803      19.28      8.988        629      87,715     90.12    42.53      98.74
600 - 619                              306    23,900,196      14.64      9.071        609      78,105     90.21    46.73      97.99
580 - 599                              147    10,341,309       6.33      9.049        590      70,349     89.15    72.49      99.24
560 - 579                               26     3,143,029       1.92      8.006        570     120,886     77.56    65.64     100.00
540 - 559                               10     1,482,052       0.91      8.103        550     148,205     69.05    72.62      96.64
520 - 539                               12     1,185,943       0.73      8.582        531      98,829     70.69    74.14     100.00
500 - 519                                7       900,718       0.55      8.343        509     128,674     70.94    86.68     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,891  $163,292,144     100.00%     8.856%       651     $86,352     90.74%   44.60%     96.01%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Lien                                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1                                      358   $67,207,860      41.16%     6.994%       644    $187,731     78.48%   47.90%     93.61%
2                                    1,533    96,084,283      58.84     10.158        656      62,677     99.31    42.29      97.68
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,891  $163,292,144     100.00%     8.856%       651     $86,352     90.74%   44.60%     96.01%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Combined Original LTV

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Combined Original LTV               Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
60.00% & Below                          43    $5,254,929       3.22%     7.133%       636    $122,208     46.31%   62.30%     95.95%
60.01 - 70.00%                          42     6,528,315       4.00      7.188        609     155,436     67.03    41.58      89.66
70.01 - 80.00%                         178    35,235,791      21.58      6.887        653     197,954     79.06    42.52      92.96
80.01 - 85.00%                          25     5,929,117       3.63      7.028        623     237,165     84.39    27.71     100.00
85.01 - 90.00%                          82    12,600,007       7.72      7.517        649     153,659     89.64    55.55      93.48
90.01 - 95.00%                         109     8,479,082       5.19      9.208        645      77,790     94.26    56.80      96.75
95.01 - 100.00%                      1,412    89,264,903      54.67     10.134        657      63,219     99.94    43.01      97.70
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,891  $163,292,144     100.00%     8.856%       651     $86,352     90.74%   44.60%     96.01%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Original LTV

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Original LTV                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
60.00% & Below                       1,573  $101,202,060      61.98%    10.000%       655     $64,337     96.67%   43.25%     97.59%
60.01 - 70.00%                          42     6,528,315       4.00      7.188        609     155,436     67.03    41.58      89.66
70.01 - 80.00%                         177    35,191,896      21.55      6.882        653     198,824     79.06    42.45      92.95
80.01 - 85.00%                          23     5,659,822       3.47      6.878        622     246,079     84.36    29.03     100.00
85.01 - 90.00%                          52    10,891,296       6.67      7.084        646     209,448     89.58    62.51      93.42
90.01 - 95.00%                          21     3,512,557       2.15      7.449        653     167,265     93.92    82.44      94.03
95.01 - 100.00%                          3       306,199       0.19      8.761        679     102,066    100.00    18.50     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,891  $163,292,144     100.00%     8.856%       651     $86,352     90.74%   44.60%     96.01%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Documentation

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Documentation                       Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Full                                   917   $72,824,460      44.60%     8.735%       641     $79,416     90.34%  100.00%     97.77%
Stated                                 784    70,457,090      43.15      9.086        663      89,869     91.18     0.00      94.47
Limited                                190    20,010,594      12.25      8.487        643     105,319     90.63     0.00      94.98
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,891  $163,292,144     100.00%     8.856%       651     $86,352     90.74%   44.60%     96.01%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                             Distribution by Purpose

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Purpose                             Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Purchase                             1,320   $95,128,963      58.26%     9.520%       662     $72,067     95.99%   38.58%     95.64%
Cashout Refi                           512    60,829,835      37.25      8.004        635     118,808     83.52    50.42      96.75
Rate/Term Refi                          59     7,333,346       4.49      7.314        651     124,294     82.54    74.30      94.54
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,891  $163,292,144     100.00%     8.856%       651     $86,352     90.74%   44.60%     96.01%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                            Distribution by Occupancy

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Occupancy                           Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Owner Occupied                       1,824  $156,771,356      96.01%     8.897%       649     $85,949     90.97%   45.42%    100.00%
Second Home                             48     4,039,631       2.47      8.397        718      84,159     92.00    21.04       0.00
Investor                                19     2,481,156       1.52      7.041        657     130,587     74.21    31.11       0.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,891  $163,292,144     100.00%     8.856%       651     $86,352     90.74%   44.60%     96.01%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Property Type

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Property Type                       Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Single Family                        1,347  $116,364,040      71.26%     8.788%       650     $86,388     90.40%   46.31%     97.17%
PUD                                    290    20,890,707      12.79      9.472        647      72,037     93.68    41.18      95.71
Condo                                  183    15,429,395       9.45      9.004        667      84,314     92.59    42.07      87.81
2 Family                                58     7,755,561       4.75      8.540        645     133,717     86.62    34.01      94.22
3-4 Family                              13     2,852,441       1.75      7.187        675     219,419     84.04    42.35     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,891  $163,292,144     100.00%     8.856%       651     $86,352     90.74%   44.60%     96.01%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                              Distribution by State

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
State                               Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
AL                                       2      $121,439       0.07%     7.807%       660     $60,720     94.50%  100.00%    100.00%
AR                                       3       129,973       0.08      9.081        628      43,324     87.79   100.00     100.00
AZ                                      68     4,090,691       2.51      9.508        654      60,157     91.90    29.81      89.88
CA                                     692    73,725,895      45.15      9.069        656     106,540     92.40    34.55      96.02
CO                                      18     1,159,820       0.71      8.688        631      64,434     92.10    77.10     100.00
CT                                      26     2,292,997       1.40      8.721        621      88,192     81.85    44.89     100.00
DC                                      13     1,050,602       0.64      8.910        638      80,816     93.34    90.28     100.00
DE                                       3       169,280       0.10      8.367        623      56,427     85.98    69.52      11.07
FL                                     121     8,060,372       4.94      9.106        657      66,615     91.82    54.71      90.25
GA                                      32     1,661,984       1.02      8.771        636      51,937     88.92    53.96      84.03
IA                                       1        78,600       0.05      5.750        698      78,600     79.72   100.00     100.00
ID                                      13       529,959       0.32      9.117        637      40,766     94.34    57.16      96.23
IL                                      62     4,423,375       2.71      8.538        644      71,345     89.33    56.60      97.61
IN                                       9       219,173       0.13     10.032        639      24,353     93.82    70.66     100.00
KS                                       2       121,644       0.07      5.842        689      60,822     65.10   100.00     100.00
KY                                       3       214,156       0.13      7.167        678      71,385     87.10    47.75      47.75
LA                                      18       846,314       0.52      9.338        614      47,017     89.49    54.95      94.33
MA                                      39     3,807,850       2.33      8.590        665      97,637     91.05    52.07     100.00
MD                                      66     5,687,612       3.48      8.761        646      86,176     89.99    50.16      98.62
ME                                       5       801,188       0.49      8.121        707     160,238     82.89     4.87     100.00
MI                                      12       469,184       0.29      9.334        620      39,099     91.33   100.00     100.00
MN                                      11       794,730       0.49      8.639        620      72,248     83.58    75.73      88.18
MO                                      14       666,888       0.41      9.030        602      47,635     88.77    75.53     100.00
MS                                       9       388,355       0.24      8.925        655      43,151     93.06    65.71     100.00
MT                                       4       122,516       0.08      9.742        655      30,629     99.38    43.07     100.00
NC                                      20     1,361,157       0.83      7.874        641      68,058     85.09    75.80     100.00
ND                                       1        26,756       0.02     12.500        616      26,756    100.00     0.00     100.00
NE                                       2        56,720       0.03     10.536        630      28,360    100.00    46.78     100.00
NH                                       6       352,090       0.22     10.894        661      58,682     97.78    22.34      75.02
NJ                                      47     5,963,362       3.65      7.847        641     126,880     85.31    62.31      97.52
NM                                       8       433,839       0.27      9.860        637      54,230     93.56    70.28     100.00
NV                                      36     2,654,031       1.63      9.415        663      73,723     94.33    61.93      96.86
NY                                     103    14,976,432       9.17      8.044        650     145,402     86.02    41.79      97.52
OH                                      16       996,097       0.61      7.543        656      62,256     87.19    98.49      98.22
OK                                      10       663,187       0.41      7.870        643      66,319     88.28    72.82     100.00
OR                                       8       491,211       0.30      8.797        594      61,401     95.63    74.87      93.90
PA                                      21     1,034,492       0.63      8.452        644      49,262     85.85    76.66     100.00
RI                                      11     1,242,285       0.76      7.857        616     112,935     84.47    68.53     100.00
SC                                       8       272,688       0.17     11.145        620      34,086     93.53    53.59     100.00
SD                                       1       123,335       0.08      6.300        712     123,335     75.00   100.00       0.00
TN                                      14       661,382       0.41      8.722        617      47,242     85.62    54.48      88.35
TX                                     158     7,735,301       4.74      8.624        642      48,958     89.77    55.76      96.67
UT                                       8       660,713       0.40      9.322        623      82,589     91.45    68.66      75.57
VA                                      94     7,607,608       4.66      9.611        653      80,932     93.68    34.92      99.65
VT                                       1        61,378       0.04     10.990        650      61,378    100.00   100.00     100.00
WA                                      63     3,641,609       2.23      8.977        650      57,803     93.96    56.56      96.55
WI                                       4       287,504       0.18      7.957        606      71,876     92.10   100.00     100.00
WV                                       3       121,585       0.07      8.246        678      40,528     87.88    69.59     100.00
WY                                       2       232,784       0.14      6.281        702     116,392     76.65     6.85     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,891  $163,292,144     100.00%     8.856%       651     $86,352     90.74%   44.60%     96.01%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                               Distribution by Zip

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Zip                                 Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
93510                                    3      $860,914       0.53%     8.550%       626    $286,971     85.69%    0.00%    100.00%
94014                                    4       859,446       0.53      8.389        647     214,861     89.11     0.00     100.00
92335                                    7       839,673       0.51      8.268        642     119,953     86.51    27.14      89.29
11520                                    3       744,527       0.46      7.627        647     248,176     84.80    27.38     100.00
90660                                    4       739,999       0.45      7.182        652     185,000     86.09    28.37     100.00
90003                                    5       730,449       0.45      8.047        726     146,090     94.07    77.84     100.00
60175                                    2       709,727       0.43      7.552        631     354,863     83.23    16.34     100.00
10473                                    2       709,326       0.43      6.250        629     354,663     87.19     0.00     100.00
92376                                    8       703,728       0.43      8.438        648      87,966     88.85     9.80     100.00
22152                                    4       682,814       0.42      7.937        637     170,704     86.14     0.00     100.00
Other                                1,849   155,711,540      95.36      8.905        651      84,214     90.91    45.87      95.87
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,891  $163,292,144     100.00%     8.856%       651     $86,352     90.74%   44.60%     96.01%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Remaining Months To Maturity        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1 - 180                              1,558  $100,556,847      61.58%     9.967%       656     $64,542     97.98%   42.98%     97.48%
181 - 240                               30     1,986,375       1.22      8.639        635      66,212     82.22    74.50     100.00
241 - 360                              303    60,748,922      37.20      7.024        643     200,491     79.02    46.29      93.43
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,891  $163,292,144     100.00%     8.856%       651     $86,352     90.74%   44.60%     96.01%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                        Distribution by Amortization Type

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Amortization Type                   Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Fixed                                1,891  $163,292,144     100.00%     8.856%       651     $86,352     90.74%   44.60%     96.01%
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,891  $163,292,144     100.00%     8.856%       651     $86,352     90.74%   44.60%     96.01%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

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